UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 12, 2013 athenahealth, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33689	04-3387530
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

311 Arsenal Street, Watertown, MA	02472
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 617-402-1000
________________________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
On June 30, 2013, athenahealth, Inc. (“athenahealth”) entered into an agreement with Clinical Holdings Corporation, a new physician services business of Ascension Health Alliance (“Ascension”), pursuant to which they will deploy athenahealth’s cloud-based services to over 4,000 providers and make these services available to their affiliates. Ascension will use athenahealth’s cloud-based services to centralize and standardize revenue cycle and practice management, enhance patient communications and care coordination. Ascension will deploy athenaCollector®, athenaCommunicator®, and athenaClarity. Ascension providers will also have the option to incorporate athenaClinicals®, athenahealth’s EHR, into their care delivery workflow.
About athenahealth, Inc.
athenahealth is a leading provider of cloud-based services for EHR, practice management, and care coordination. athenahealth’s mission is to be caregivers’ most trusted service, helping them do well doing the right thing. For more information, please visit www.athenahealth.com or call 888-652-8200.
About Ascension Health
Ascension is a Catholic healthcare organization dedicated to the transformation of healthcare through excellent clinical care throughout the continuum and through innovation. Its subsidiaries include Ascension Health, the nation’s largest Catholic and non-profit health system. Ascension Health provides the highest quality care to all with special attention to those who are poor and vulnerable. Last year Ascension Health provided $1.3 billion in care of persons living in poverty and community benefit programs. Its Mission-focused Health Ministries employ more than 150,000 associates serving in more than 1,500 locations in 23 states and the District of Columbia.
Safe Harbor and Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements reflecting the potential expansion of the number of users of athenahealth’s services, the potential expansion in the range of services to be provided to Ascension providers, and the benefits of and anticipated operational results from athenahealth’s service offerings. These statements are neither promises nor guarantees, and are subject to a variety or risks and uncertainties, many of which are beyond athenahealth’ control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. In particular, the risks and uncertainties include, among other things: delays or failures in implementation of athenahealth’s services; termination of the Ascension agreement; and the adoption of athenahealth’s services by Ascension’s affiliates and providers. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. athenahealth undertakes no obligation to update or revise information contained in this Current Report on Form 8-K, whether as a result of new information, future events or circumstances, or otherwise. For additional disclosure regarding these and other risks faced by athenahealth, please see the disclosure contained in its public filings with the Securities and Exchange Commission, available on the Investors section of athenahealth’s website at http://www.athenahealth.com and on the Securities and Exchange Commission’s website at http://www.sec.gov.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

athenahealth, Inc.
(Registrant)
July 12, 2013	/s/ TIMOTHY M. ADAMS
Timothy M. Adams
SVP, CFO, and Treasurer